AO PRIMORSKY SHIPPING CHANGED
THE NOMINAL VALUE OF ITS
ORDINARY SHARES FROM 36 RUBLES
EACH TO 1 RUBLE EACH AND THE
RATIO ON THE ADSs EVIDENCED BY
ADRs FROM 1 ADS REPRESENTING 10
ORDINARY SHARES TO 1 ADS
REPRESENTING 50 ORDINARY
SHARES.  THE EFFECTIVE DATE IS
AUGUST 22 2006.

	AMERI
CAN DEPOSITARY SHARES
	Each
American Depositary Share

represents ten deposited
Shares


	EXHIB
IT A

IT IS EXPECTED THAT SHARES
DEPOSITED HEREUNDER WILL BE
REGISTERED ON THE SHARE
REGISTER MAINTAINED BY THE
RUSSIAN SHARE REGISTRAR OF AO
PRIMORSKY SHIPPING IN THE NAME
OF THE BANK OF NEW YORK AS
DEPOSITARY OR ITS NOMINEE OR
OF THE CUSTODIAN OR ITS
NOMINEE.  OWNERS AND
BENEFICIAL OWNERS SHOULD BE
AWARE HOWEVER THAT RUSSIAS
SYSTEM OF SHARE REGISTRATION
AND CUSTODY CREATES CERTAIN
RISKS OF LOSS THAT ARE NOT
NORMALLY ASSOCIATED WITH
INVESTMENTS IN THE UNITED
STATES SECURITIES MARKETS.
THE DEPOSITARY WILL NOT BE
LIABLE FOR THE UNAVAILABILITY
OF SHARES OR FOR THE FAILURE
TO MAKE ANY DISTRIBUTION OF
CASH OR PROPERTY WITH RESPECT
THERETO AS A RESULT OF SUCH
UNAVAILABILITY.

THE DEPOSITARY HAS BEEN
ADVISED BY RUSSIAN COUNSEL
THAT COURTS IN THE RUSSIAN
FEDERATION MAY NOT RECOGNIZE
OR ENFORCE JUDGMENTS OBTAINED
IN THE FEDERAL COURTS OF THE
UNITED STATES OF AMERICA OR
THE COURTS OF THE STATE OF NEW
YORK.


	THE
BANK OF NEW YORK
	AMERI
CAN DEPOSITARY RECEIPT
	FOR
ORDINARY SHARES OF
	THE
NOMINAL VALUE OF 25000 RUBLES
EACH OF
	AO
PRIMORSKY SHIPPING
	INCOR
PORATED UNDER THE LAWS OF THE
RUSSIAN FEDERATION

      The Bank of New York as
depositary hereinafter called
the Depositary hereby
certifies that
______________________________
__________________________ or
registered assigns IS THE
OWNER OF
_____________________________

	AMERI
CAN DEPOSITARY SHARES



representing deposited
ordinary shares in registered
form nominal value 25000
Rubles herein called Shares of
AO Primorsky Shipping
incorporated under the laws of
the Russian Federation herein
called the Company.  The term
Depositary shall include the
Bank of New York International
Nominees a New York
partnership as nominee of the
Bank of New York in whose name
shares are registered pursuant
to the Deposit Agreement as
such term is hereinafter
defined.  At the date hereof
each American Depositary Share
represents ten Shares
deposited or subject to
deposit under the Deposit
Agreement as such term is
hereinafter defined at the
Moscow Russian Federation
office of Internationale
Nederlanden Bank Eurasia
herein called the Custodian.
The Depositarys Corporate
Trust Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay Street
New York New York 10286 and
its principal executive office
is located at 48 Wall Street
New York New York 10286.

	THE
DEPOSITARYS CORPORATE TRUST
OFFICE ADDRESS IS
	101 B
ARCLAY STREET NEW YORK NEW
YORK 10286

            1.	THE DEPOSIT
AGREEMENT.

            This American
Depositary Receipt is one of
an issue herein called
Receipts all issued and to be
issued upon the terms and
conditions set forth in the
deposit agreement dated as of
March 25 1998 herein called
the Deposit Agreement by and
among the Company the
Depositary and all Owners and
Beneficial Owners from time to
time of Receipts issued
thereunder each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and any
and all other securities
property and cash from time to
time received in respect of
such Shares and held
thereunder such Shares
securities property and cash
are herein called Deposited
Securities.  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

            The statements made
on the face and reverse of
this Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement to which
reference is hereby made.
Capitalized terms defined in
the Deposit Agreement and not
defined herein shall have the
meanings set forth in the
Deposit Agreement.

            2.	SURRENDER OF
RECEIPTS AND WITHDRAWAL OF
SHARES.





            Upon surrender at
the Corporate Trust Office of
the Depositary of this Receipt
accompanied by such documents
as the Depositary may require
including a purchase/sale
contract relating to the
transfer of the Shares and
upon payment of the fees and
expenses of the Depositary
provided in this Receipt and
subject to the terms and
conditions of the Deposit
Agreement the Owner hereof is
entitled to delivery to him or
upon his order as permitted by
applicable law of the
Deposited Securities at the
time represented by the
American Depositary Shares for
which this Receipt is issued.
 Delivery of such Deposited
Securities may be made by the
delivery of a certificates or
other documents evidencing
title including extracts from
the Share Register in the name
of the Owner hereof or as
ordered by him or certificates
properly endorsed or
accompanied by proper
instruments of transfer and
b any other securities
property and cash to which
such Owner is then entitled in
respect of this Receipt.  The
Depositary shall direct the
Custodian or its agents to
cause the transfer and
recordation by the Russian
Share Registrar on the Share
Register of the Shares being
withdrawn in the name of such
Owner or as directed by him as
above provided and the Company
shall ensure that such
transfer and recordation is
effected within 72 hours of
the Russian Share Registrars
receipt of such documentation
as may be required by
applicable law and the
reasonable and customary
regulations of the Russian
Share Registrar.  Upon such
transfer and recordation the
Custodian shall deliver at the
Moscow Russian Federation
office of the Custodian
subject to Sections 2.06 3.01
and 3.02 and to the other
terms and conditions of the
Deposit Agreement to or upon
the written order of the
person or persons designated
in the order delivered to the
Depositary as above provided
documents evidencing title
including extracts from the
Share Register for the amount
of Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt except that if
and to the extent practicable
the Depositary may make
delivery to such person or
persons at the Corporate Trust
Office of the Depositary of
any dividends or distributions
with respect to the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt or
of any proceeds of sale of any
dividends distributions or
rights which may at the time
be held by the Depositary.  At
the request risk and expense
of any Owner so surrendering
this Receipt and for the
account of such Owner the
Depositary shall direct the
Custodian to forward any cash
or other property other than
rights comprising and forward
a certificate or certificates
and other proper documents
evidencing title for as
described above the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt to
the Depositary for delivery at
the Corporate Trust Office of
the Depositary.  Such
direction shall be given by
letter or at the request risk
and expense of such Owner by
cable telex or facsimile
transmission.

            3.	TRANSFERS
SPLITUPS AND COMBINATIONS OF
RECEIPTS.

            The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations if any as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts or may be combined
with other such Receipts into
one Receipt evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery registration of
transfer splitup combination
or surrender of any Receipt or
withdrawal of any Deposited
Securities the Depositary the
Custodian or Registrar may
require payment from the
depositor of the Shares or the
presenter of the Receipt of a
sum sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer or registration
fee with respect thereto
including any such tax or
charge and fee with respect to
Shares being deposited or
withdrawn and payment of any
applicable fees and expenses
as provided in this Receipt
may require the production of
proof satisfactory to it as to
the identity and genuineness
of any signature and may also
require compliance with such
reasonable regulations the
Depositary may establish
consistent with the provisions
of the Deposit Agreement or
this Receipt including without
limitation this Article 3.



            The delivery of
Receipts against deposits of
Shares generally or against
deposits of particular Shares
may be suspended or the
transfer of Receipts in
particular instances may be
refused or the registration of
transfer of outstanding
Receipts generally may be
suspended during any period
when the transfer books of the
Depositary are closed or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission or under any
provision of the Deposit
Agreement or this Receipt or
for any other reason subject
to the provisions of the
following sentence.
Notwithstanding anything to
the contrary in the Deposit
Agreement or this Receipt the
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
i temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting or the
payment of dividends ii the
payment of fees taxes and
similar charges and iii com-
pliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
Without limitation of the
foregoing the Depositary shall
not knowingly accept for
deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act of 1933 unless a
registration statement is in
effect as to such Shares.  The
Depositary will comply with
written instructions of the
Company that the Depositary
shall not accept for deposit
hereunder any Shares
identified in such
instructions at such times and
under such circumstances as
may reasonably be specified in
such instructions in order to
facilitate the Companys
compliance with the securities
laws in the United States.

            4.	LIABILITY OF
OWNER OR BENEFICIAL OWNER FOR
TAXES.

            If any tax or other
governmental charge shall
become payable with respect to
any Receipt or any Deposited
Securities represented hereby
such tax or other governmental
charge shall be payable by the
Owner or Beneficial Owner
hereof to the Depositary and
such Owner or Beneficial Owner
shall be deemed liable
therefor.  In addition to any
other remedies available to it
the Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced by
such Receipt until such
payment is made and may
withhold any dividends or
other distributions or may
sell for the account of the
Owner or Beneficial Owner
hereof any part or all of the
Deposited Securities repre-
sented by the American
Depositary Shares evidenced by
this Receipt and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge and the Owner or
Beneficial Owner hereof shall
remain liable for any
deficiency.  The obligations
of Owners and Beneficial
Owners of Receipts under this
Article 4 shall survive any
transfer of Receipts pursuant
to Section 2.04 of the Deposit
Agreement any surrender of
Receipts and withdrawal of
Deposited Securities pursuant
to Section 2.05 of the Deposit
Agreement or the termination
of the Deposit Agreement
pursuant to Section 6.02 of
the Deposit Agreement.



            5.	WARRANTIES OF
DEPOSITORS.

            Every person
depositing Shares hereunder
and under the Deposit
Agreement shall be deemed
thereby to represent and
warrant that such Shares and
each certificate therefor are
validly issued fully paid
nonassessable and free of any
preemptive rights of the
holders of outstanding Shares
and that the person making
such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that such
Shares and the Receipts
evidencing American Depositary
Shares representing such
Shares would not be Restricted
Securities.  Such representa-
tions and warranties shall
survive the deposit of Shares
and issuance of Receipts.

            6.	FILING PROOFS
CERTIFICATES AND OTHER
INFORMATION.

            Any person
presenting Shares for deposit
or any Owner or Beneficial
Owner of a Receipt may be
required from time to time to
file with the Depositary or
the Custodian such proof of
citizenship or residence
exchange control approval or
such information relating to
the registration on the books
of the Company or the Russian
Share Registrar if applicable
to execute such certificates
and to make such
representations and warranties
as the Depositary or the
Company upon written notice to
the Depositary may deem
necessary or proper.  The
Depositary may and at the
reasonable request of the
Company will withhold the
delivery or registration of
transfer of any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of any
Deposited Securities until
such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  No Share
shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary
that any necessary approval
has been granted by any
governmental body in the
Russian Federation which is
then performing the function
of the regulation of currency
exchange.

            7.	CHARGES OF
DEPOSITARY.



            The Company agrees
to pay the fees reasonable
expenses and outofpocket
charges of the Depositary and
those of any Registrar only in
accordance with agreements in
writing entered into between
the Depositary and the Company
from time to time.  The
Depositary shall present
detailed statements for such
charges and expenses to the
Company once every three 3
months.  The charges and
expenses of the Custodian are
for the sole account of the
Depositary.

            The following
charges shall be incurred by
any party depositing or
withdrawing Shares or by any
Owner of Receipts or by any
party surrendering Receipts or
to whom Receipts are issued
including without limitation
issuance pursuant to a stock
dividend or stock split
declared by the Company or an
exchange of stock regarding
the Receipts or Deposited
Securities or a distribution
of Receipts pursuant to
Section 4.03 of the Deposit
Agreement whichever applicable
 1 taxes and other
governmental charges 2 such
registration fees as may from
time to time be in effect for
the registration of transfers
of Shares generally on the
Share Register of the Company
maintained by the Russian
Share Registrar and applicable
to transfers of Shares to the
name of the Depositary or its
nominee or the Custodian or
its nominee on the making of
deposits or withdrawals under
the terms of the Deposit
Agreement 3 such cable telex
and facsimile transmission
expenses as are provided in
the Deposit Agreement 4 such
expenses as are incurred by
the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of
the Deposit Agreement 5 a fee
of $5.00 or less per
100 American Depositary Shares
or portion thereof for the
execution and delivery of
Receipts pursuant to
Sections 2.03 4.03 or 4.04 of
the Deposit Agreement and the
surrender of Receipts pursuant
to Sections 2.05 or 6.02 of
the Deposit Agreement 6 a fee
of U.S.$.02 or less per
American Depositary Share or
portion thereof for any cash
distribution made pursuant to
the Deposit Agreement
including but not limited to
Sections 4.01 through 4.04 of
the Deposit Agreement 7 a fee
of $.01 or less per American
Depositary Share or portion
thereof per year to cover such
expenses as are incurred for
inspections by the Depositary
the Custodian or their
respective agents of the Share
Register maintained by the
Russian Share Registrar which
fee shall be assessed against
Owners of record as of the
date or dates set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be
collected at the sole
discretion of the Depositary
by billing such Owners for
such fee or by deducting such
fee from one or more cash
dividends or other cash
distributions and 8 a fee for
the distribution of securities
pursuant to Section 4.02 of
the Deposit Agreement such fee
being in an amount equal to
the fee for the execution and
delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit of such securities for
purposes of this clause 8
treating all such securities
as if they were Shares but
which securities are instead
distributed by the Depositary
to Owners.


            The Depositary
subject to Article 8 hereof
may own and deal in accordance
with applicable law in any
class of securities of the
Company and its affiliates and
in Receipts.

            8.	PRERELEASE OF
RECEIPTS.

            The Depositary may
issue Receipts against rights
to receive Shares from the
Company or the Russian Share
Registrar.  No such issue of
Receipts will be deemed a
PreRelease subject to the
restrictions of the following
paragraph.



            Unless requested by
the Company in writing to
cease doing so notwithstanding
Section 2.03 of the Deposit
Agreement the Depositary may
execute and deliver Receipts
prior to the receipt of Shares
pursuant to Section 2.02 of
the Deposit Agreement a
PreRelease.  The Depositary
may pursuant to Section 2.05
of the Deposit Agreement
deliver Shares upon the
receipt and cancellation of
Receipts which have been
PreReleased whether or not
such cancellation is prior to
the termination of such
PreRelease or the Depositary
knows that such Receipt has
been PreReleased.  The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a PreRelease.
 Each PreRelease will be
a preceded or accompanied by a
written representation from
the person to whom Receipts
are to be delivered the
PreReleasee that the
PreReleasee or its customer i
owns the Shares or Receipts to
be remitted as the case may be
ii assigns all beneficial
rights title and interest in
such Shares or Receipts as the
case may be to the Depositary
in its capacity as such and
for the benefit of the Owners
and iii will not take any
action with respect to such
Shares or Receipts as the case
may be that is inconsistent
with such transfer of
beneficial ownership including
without the consent of the
Depositary disposing of such
Shares or Receipts as the case
may be other than in
satisfaction of such
PreRelease b at all times
fully collateralized with cash
U.S. government securities or
such other collateral as the
Depositary determines in good
faith will provide
substantially similar
liquidity and security
c terminable by the Depositary
on not more than five 5
Business Days notice and
d subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of American Depositary Shares
outstanding at any time as a
result of PreReleases will not
normally exceed thirty
percent 30% of the Shares
deposited under the Deposit
Agreement provided however
that the Depositary reserves
the right to change or
disregard such limit from time
to time as it deems
appropriate and may with the
prior written consent of the
Company change such limit for
purposes of general
application.  The Depositary
will also set Dollar limits
with respect to PreRelease
transactions to be entered
into under the Deposit
Agreement with any particular
PreReleasee on a case by case
basis as the Depositary deems
appropriate.  For purposes of
enabling the Depositary to
fulfill its obligations to the
Owners under the Deposit
Agreement the collateral
referred to in clause b above
shall be held by the
Depositary as security for the
performance of the
PreReleasees obligations to
the Depositary in connection
with a PreRelease transaction
including the PreReleasees
obligation to deliver Shares
or Receipts upon termination
of a PreRelease transaction
and shall not for the
avoidance of doubt constitute
Deposited Securities under the
Deposit Agreement.

            The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.
 The Company shall have no
liability to any Owner with
respect to any representations
actions or omissions by the
Depositary any holder of
Receipts or any Owner or any
of their respective agents
pursuant to Section 2.09 of
the Deposit Agreement and this
Article 8.

            9.	TITLE TO
RECEIPTS.

            It is a condition of
this Receipt and every
successive Owner and
Beneficial Owner of this
Receipt by accepting or
holding the same consents and
agrees that title to this
Receipt when properly endorsed
or accompanied by proper
instruments of transfer is
transferable by delivery with
the same effect as in the case
of a negotiable instrument
under the laws of New York
provided however that the
Depositary notwithstanding any
notice to the contrary may
treat the person in whose name
this Receipt is registered on
the books of the Depositary as
the absolute owner hereof for
the purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes and neither the
Depositary nor the Company
will have any obligation or be
subject to any liability under
the Deposit Agreement to any
holder of this Receipt unless
such holder is the Owner
hereof.

            10.	VALIDITY OF
RECEIPT.



            This Receipt shall
not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any purpose
unless this Receipt shall have
been executed by the
Depositary by the manual
signature of a duly authorized
signatory of the Depositary
provided however that such
signature may be a facsimile
if a Registrar for the
Receipts shall have been
appointed and such Receipts
are countersigned by the
manual signature of a duly
authorized officer of the
Registrar.

            11.	REPORTS
INSPECTION OF TRANSFER BOOKS.

            The Company
currently furnishes the
Securities and Exchange
Commission hereinafter called
the Commission with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g32b
under the Securities Exchange
Act of 1934.  Such reports and
communications will be
available for inspection and
copying by Owners and
Beneficial Owners at the
public reference facilities
maintained by the Commission
located at 450 Fifth
Street N.W. Washington D.C.
20549.

            The Depositary will
make available for inspection
by Owners of Receipts at its
Corporate Trust Office any
reports and communications
including any proxy soliciting
material received from the
Company which are both
a received by the Depositary
as the holder of the Deposited
Securities and b made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary will also send
to Owners of Receipts i copies
of such reports when furnished
by the Company pursuant to the
Deposit Agreement ii copies of
any written communications
provided to the Depositary by
the Russian Share Registrar
pursuant to Section 5.13bv of
the Deposit Agreement and
iii copies of any notices
given or required to be given
by the Depositary pursuant to
Section 5.13d of the Deposit
Agreement.  Any such reports
and communications including
any such proxy soliciting
material furnished to the
Depositary by the Company
shall be furnished in English
to the extent such materials
are required to be translated
into English pursuant to any
regulations of the Commission.

            The Depositary will
keep books at its Corporate
Trust Office for the
registration of Receipts and
transfers of Receipts which at
all reasonable times shall be
open for inspection by the
Owners of Receipts provided
that such inspection shall not
be for the purpose of
communicating with Owners of
Receipts in the interest of a
business or object other than
the business of the Company
including without limitation a
matter related to the Deposit
Agreement or the Receipts.



            12.	DIVIDENDS AND
DISTRIBUTIONS.

            As promptly as
practicable after the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities the Depositary will
if at the time of receipt
thereof any amounts received
in a foreign currency can in
the judgment of the Depositary
be converted on a reasonable
basis into United States
dollars transferable to the
United States and subject to
the Deposit Agreement convert
such dividend or distribution
into Dollars and will as
promptly as practicable
distribute the amount thus
received net of the fees and
expenses of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit Agreement to the
Owners of Receipts entitled
thereto provided however that
in the event that the Company
or the Depositary is required
to withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes the amount
distributed to the Owners of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

            Subject to the
provisions of Sections 4.11
and 5.09 of the Deposit
Agreement whenever the
Depositary receives any
distribution other than a
distribution described in
Sections 4.01 4.03 or 4.04 of
the Deposit Agreement the
Depositary will as promptly as
practicable cause the
securities or property
received by it to be
distributed to the Owners of
Receipts entitled thereto in
any manner that the Depositary
may reasonably deem equitable
and practicable for
accomplishing such
distribution provided however
that if in the opinion of the
Depositary such distribution
cannot be made proportionately
among the Owners of Receipts
entitled thereto or if for any
other reason the Depositary
deems such distribution not to
be feasible the Depositary may
after consultation with the
Company to the extent
practicable adopt such method
as it may deem equitable and
practicable for the purpose of
effecting such distribution
including but not limited to
the public or private sale of
the securities or property
thus received or any part
thereof and the net proceeds
of any such sale net of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement will be distributed
by the Depositary to the
Owners of Receipts entitled
thereto all in the manner and
subject to the conditions
described in Section 4.01 of
the Deposit Agreement provided
however that no distribution
to Owners pursuant to Section
4.02 of the Deposit Agreement
shall be unreasonably delayed
by any action of the
Depositary or any of its
agents.


            If any distribution
consists of a dividend in or
free distribution of Shares
the Depositary may and shall
if the Company shall so
request distribute as promptly
as practicable to the Owners
of outstanding Receipts
entitled thereto additional
Receipts evidencing an
aggregate number of American
Depositary Shares representing
the amount of Shares received
as such dividend or free
distribution subject to the
terms and conditions of the
Deposit Agreement with respect
to the deposit of Shares and
the issuance of American
Depositary Shares evidenced by
Receipts including the
withholding of any tax or
other governmental charge as
provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees and
expenses of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit Agreement.  The
Depositary may withhold any
such distribution of Receipts
under Section 4.03 of the
Deposit Agreement if it has
not received satisfactory
assurances from the Company
that such distribution does
not require registration under
the Securities Act of 1933 or
is exempt from registration
under the provisions of such
Act.  In lieu of delivering
Receipts for fractional
American Depositary Shares in
any such case the Depositary
will sell the amount of Shares
represented by the aggregate
of such fractions and
distribute the net proceeds
all in the manner and subject
to the conditions set forth in
the Deposit Agreement provided
however that no distribution
to Owners pursuant to Section
4.03 of the Deposit Agreement
will be unreasonably delayed
by any action of the
Depositary or any of its
agents.  If additional
Receipts are not so
distributed each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

            In the event that
the Depositary determines that
any distribution in property
including Shares and rights to
subscribe therefor or any
deposit of Shares transfer of
Receipts or withdrawal of
Deposited Securities under the
Deposit Agreement is subject
to any tax or other govern-
mental charge which the
Depositary is obligated to
withhold the Depositary may by
public or private sale dispose
of all or a portion of such
property including Shares and
rights to subscribe therefor
in such amounts and in such
manner as the Depositary deems
necessary and practicable to
pay any such taxes or charges
and the Depositary shall
distribute the net proceeds of
any such sale after deduction
of such taxes or charges to
the Owners of Receipts
entitled thereto.



            The Depositary will
forward to the Company such
information from its records
as the Company may request to
enable the Company to file
necessary reports with govern-
mental authorities or agencies
and either the Company or the
Depositary may file any such
reports necessary to obtain
benefits under any applicable
tax treaties for Owners.

            13.	RIGHTS.

            In the event that
the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
other nature the Depositary
after consultation with the
Company to the extent
practicable shall have
discretion as to the procedure
to be followed in making such
rights available to any Owners
or in disposing of such rights
on behalf of any Owners and
making the net proceeds
available to such Owners or if
by the terms of such rights
offering or for any other
reason the Depositary may not
either make such rights
available to any Owners or
dispose of such rights and
make the net proceeds
available to such Owners then
the Depositary shall allow the
rights to lapse.  If at the
time of the offering of any
rights the Depositary
determines that it is lawful
and feasible to make such
rights available to all or
certain Owners but not to
other Owners the Depositary
may and at the request of the
Company shall distribute to
any Owner to whom it
determines the distribution to
be lawful and feasible in
proportion to the number of
American Depositary Shares
held by such Owner warrants or
other instruments therefor in
such form as it deems
appropriate.

            In circumstances in
which rights would otherwise
not be distributed if an Owner
of Receipts requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner hereunder
the Depositary will promptly
make such rights available to
such Owner upon written notice
from the Company to the
Depositary that a the Company
has elected in its sole
discretion to permit such
rights to be exercised and
b such Owner has executed such
documents as the Company has
determined in its sole
discretion are reasonably
required under applicable law.



            If the Depositary
has distributed warrants or
other instruments for rights
to all or certain Owners then
upon instruction from such an
Owner pursuant to such
warrants or other instruments
to the Depositary from such
Owner to exercise such rights
upon payment by such Owner to
the Depositary for the account
of such Owner of an amount
equal to the purchase price of
the Shares to be received upon
the exercise of the rights and
upon payment of the fees and
expenses of the Depositary and
any other charges as set forth
in such warrants or other
instruments the Depositary
shall on behalf of such Owner
exercise the rights and
purchase the Shares and the
Company shall cause the Shares
so purchased to be delivered
to the Depositary on behalf of
such Owner.  As agent for such
Owner the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.02 of the Deposit
Agreement and shall pursuant
to Section 2.03 of the Deposit
Agreement execute and deliver
Receipts to such Owner
provided however that in the
case of a distribution
pursuant to the preceding
paragraph such deposit shall
be made and depositary shares
shall be delivered under other
depositary arrangements to be
entered into between the
Company and the Depositary
which provide for issuance of
depositary receipts subject to
the appropriate restrictions
on sale deposit cancellation
and transfer under applicable
United States laws.

            If the Depositary
determines after consultation
with the Company to the extent
practicable that it is not
lawful and feasible to make
such rights available to all
or certain Owners it may and
at the request of the Company
shall use its best efforts
that are reasonable under the
circumstances to sell the
rights warrants or other
instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available and shall allocate
the net proceeds of such sales
net of the fees and expenses
of the Depositary as provided
in Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of the Deposit
Agreement for the account of
such Owners otherwise entitled
to such rights warrants or
other instruments upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.  Such proceeds
shall be distributed as
promptly as practicable in
accordance with Section 4.01
of the Deposit Agreement.



            The Depositary will
not offer rights to Owners
unless both the rights and the
securities to which such
rights relate are either
exempt from registration under
the Securities Act of 1933
with respect to a distribution
to all Owners or are
registered under the
provisions of such Act
provided that nothing in the
Deposit Agreement shall create
any obligation on the part of
the Company to file a
registration statement with
respect to such rights or
underlying securities or to
endeavor to have such a
registration statement
declared effective.  If an
Owner of Receipts requests the
distribution of warrants or
other instruments
notwithstanding that there has
been no such registration
under such Act the Depositary
shall not effect such
distribution unless it has
received an opinion from
recognized counsel in the
United States for the Company
upon which the Depositary may
rely that such distribution to
such Owner is exempt from such
registration.

            The Depositary shall
not be responsible for any
failure to determine that it
may be lawful or feasible to
make such rights available to
Owners in general or any Owner
in particular.

            14.	CONVERSION OF
FOREIGN CURRENCY.

            Whenever the
Depositary or the Custodian
shall receive foreign currency
by way of dividends or other
distributions or the net
proceeds from the sale of
securities property or rights
into the Depositarys foreign
investment account in the
Russian Federation and if at
the time of the receipt
thereof the foreign currency
so received can in the
judgment of the Depositary be
converted on a reasonable
basis into Dollars and the
resulting Dollars transferred
to the United States the
Depositary shall convert or
cause to be converted as
promptly as practicable by
sale or in any other manner
that it may determine in
accordance with applicable law
such foreign currency into
Dollars and such Dollars shall
be distributed as promptly as
practicable to the Owners
entitled thereto or if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation.  Such
distribution may be made upon
an averaged or other practic-
able basis without regard to
any distinctions among Owners
on account of exchange
restrictions the date of
delivery of any Receipt or
otherwise and shall be net of
any expenses of conversion
into Dollars incurred by the
Depositary as provided in
Section 5.09 of the Deposit
Agreement.

            If such conversion
or distribution can be
effected only with the
approval or license of any
government or agency thereof
the Depositary shall file as
practicable  application for
such approval or license
however the Depositary shall
be entitled to rely on local
Russian counsel in such
matters which counsel shall be
instructed to act as promptly
as practicable.



            If at any time any
foreign currency received by
the Depositary or the
Custodian is not pursuant to
applicable law convertible
into Dollars transferable to
the United States or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is
not obtainable or if any such
approval or license is not
promptly obtained the
Depositary shall a as to that
portion of the foreign
currency that is convertible
into Dollars make such
conversion and if permitted by
applicable law transfer such
Dollars to the United States
for distribution in accordance
with the first paragraph of
Section 4.05 of the Deposit
Agreement and b as to the
nonconvertible balance if any
i if requested in writing by
an Owner distribute the
foreign currency or an
appropriate document
evidencing the right to
receive such foreign currency
received by the Depositary to
such Owner and ii if not so
requested by the Owner hold
such foreign currency
uninvested and without
liability for interest thereon
for the respective accounts of
the Owners entitled to receive
the same.

            If any such
conversion of foreign currency
in whole or in part cannot be
effected for distribution to
some of the Owners entitled
thereto the Depositary may in
its discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to or hold such
balance uninvested and without
liability for interest thereon
for the respective accounts of
the Owners entitled thereto.

            15.	RECORD DATES.

      The Depositary shall fix
a record date

            a  for the
determination of the Owners
who shall be

i.	entitled to
receive a
dividend rights
or other
distribution or
the net
proceeds of the
sale thereof

ii.	entitled to
give
instructions
for the
exercise of
voting rights
at any meeting
of holders of
Shares or other
Deposited
Securities

iii.	obligated to
pay any charge
pursuant to
Section 5.098
of the Deposit
Agreement



iv.	entitled or
obligated as
the case may be
to act in
respect of any
other matter in
connection with
which the
Depositary
shall find it
necessary or
convenient to
set a record
date and/or

            b	for the
determination of the date on
or after which each American
Depositary Share will
represent a different number
of Shares pursuant to Section
4.08 of the Deposit Agreement.

            Subject to the
provisions of Sections 4.01
through 4.05 4.07 4.08 and
5.09 and to the other terms
and conditions of the Deposit
Agreement x the Owners on such
record date in proportion to
the number of American
Depositary Shares held by them
respectively shall as the case
may be i be entitled to
receive the amount
distributable by the
Depositary with respect to
such dividend rights or other
distribution or the net
proceeds of sale thereof ii be
entitled to give voting
instructions iii be obligated
to pay such charge and/or
iv be entitled or obligated as
the case may be to act in
respect of any other such
matter and y each American
Depositary Share on and after
such record date will
represent such changed number
of Shares.


            16.	VOTING OF
DEPOSITED SECURITIES.



            Upon receipt of
notice of any meeting of
holders of Shares or other
Deposited Securities if
requested in writing by the
Company the Depositary shall
as soon as practicable
thereafter mail to the Owners
of Receipts a notice the form
of which notice shall be
determined by the Depositary
after consultation with the
Company which shall contain a
such information as is
contained in such notice of
meeting received by the
Depositary from the Company or
if requested by the Company a
summary of such information
provided by the Company in
English b a statement that the
Owners of Receipts as of the
close of business on a
specified record date will be
entitled subject to any
applicable provision of law
and of the Charter of the
Company to instruct the
Depositary as to the exercise
of the voting rights if any
pertaining to the amount of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares and c a
statement as to the manner in
which such instructions may be
given or deemed given in
accordance with the last
sentence of this paragraph if
no instruction is received to
the Depositary to give a
discretionary proxy to a
person designated to the
Company.  Upon the written
request of an Owner on such
record date received on or
before the date established by
the Depositary for such
purpose the Depositary shall
endeavor insofar as
practicable to vote or cause
to be voted the amount of
Shares or other Deposited
Securities represented by such
American Depositary Shares
evidenced by such Receipt in
accordance with the
instructions set forth in such
request.  The Depositary shall
not vote or attempt to
exercise the right to vote
that attaches to the Shares or
other Deposited Securities
other than in accordance with
such instructions or deemed
instructions.  If no instruc-
tions are received by the
Depositary from any Owner with
respect to any of the
Deposited Securities
represented by the American
Depositary Shares evidenced by
such Owners Receipts on or
before the date established by
the Depositary for such
purpose the Depositary shall
deem such Owner to have
instructed the Depositary to
give a discretionary proxy to
a person designated by the
Company with respect to such
Deposited Securities and the
Depositary shall give a
discretionary proxy to a
person designated by the
Company to vote such Deposited
Securities provided that no
such instruction shall be
deemed given and no such
discretionary proxy shall be
given with respect to any
matter as to which the Company
informs the Depositary and the
Company agrees to provide such
information as promptly as
practicable in writing that x
the Company does not wish such
proxy given y substantial
opposition exists or z such
matter materially and
adversely affects the rights
of holders of Shares.

            17.	CHANGES
AFFECTING DEPOSITED
SECURITIES.



            In circumstances
where the provisions of
Section 4.03 of the Deposit
Agreement do not apply upon
any change in nominal value
change in par value splitup
consolidation or any other
reclassification of Deposited
Securities or upon any
recapitalization
reorganization merger or
consolidation or sale of
assets affecting the Company
or to which it is a party any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion of or in respect
of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement and American
Depositary Shares shall
thenceforth represent in
addition to the existing
Deposited Securities the new
Deposited Securities so
received in exchange or
conversion unless additional
Receipts are delivered
pursuant to the following
sentence.  In any such case
the Depositary may in its
reasonable discretion after
consultation with the Company
to the extent practicable and
shall if the Company shall so
request execute and deliver
additional Receipts as in the
case of a dividend in Shares
or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

            18.	LIABILITY OF
THE COMPANY AND DEPOSITARY.





            Neither the
Depositary nor the Company nor
any of their respective
directors employees agents or
affiliates shall incur any
liability to any Owner or
Beneficial Owner of any
Receipt if by reason of any
provision of a any present or
future law or regulation of
the United States the Russian
Federation or any other
country or of any other
governmental or regulatory
authority or stock exchange or
by reason of any act of God or
war or other circumstances
beyond its control or b in the
case of the Depositary only i
any act or failure to act of
the Company or its agents
including the Russian Share
Registrar or their respective
directors employees agents or
affiliates ii any provision
present or future of the
Charter of the Company or any
other instrument of the
Company governing the
Deposited Securities or iii
any provision of any securi-
ties issued or distributed by
the Company or any offering or
distribution thereof the
Depositary or the Company
shall be prevented delayed or
forbidden from or be subject
to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is
provided shall be done or
performed including in the
case of the Depositary
delivery of any Deposited
Securities or distribution of
cash or property in respect
thereof pursuant to Articles
12 and 13 hereof nor shall the
Depositary or the Company or
any of their respective
directors employees agents or
affiliates incur any liability
to any Owner or Beneficial
Owner by reason of any
nonperformance or delay caused
as aforesaid in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed or by reason of
any exercise of or failure to
exercise any discretion
provided for in the Deposit
Agreement.  Where by the terms
of a distribution pursuant to
Sections 4.01 4.02 or 4.03 of
the Deposit Agreement or an
offering or distribution
pursuant to Section 4.04 of
the Deposit Agreement or for
any other reason the
Depositary is prevented or
prohibited from making such
distribution or offering
available to Owners and the
Depositary is prevented or
prohibited from disposing of
such distribution or offering
on behalf of such Owners and
making the net proceeds
available to such Owners then
the Depositary after
consultation with the Company
to the extent practicable
shall not make such
distribution or offering and
shall allow any rights if
applicable to lapse.  Neither
the Company nor the Depositary
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to Owners or
Beneficial Owners of Receipts
except that i the Company
agrees to perform its
obligations specifically set
forth in the Deposit Agreement
and ii the Depositary agrees
to perform its obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.
Neither the Depositary nor the
Company shall be under any
obligation to appear in
prosecute or defend any action
suit or other proceeding in
respect of any Deposited
Securities or in respect of
the Receipts which in its
opinion may involve it in
expense or liability unless
indemnity satisfactory to it
against all expense and
liability shall be furnished
as often as may be required
and the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or inaction by it in reliance
upon the advice of or
information from legal counsel
accountants any person
presenting Shares for deposit
any Owner or Beneficial Owner
of a Receipt or any other
person believed by it in good
faith to be competent to give
such advice or information
provided however that in the
case of the Company advice of
or information from legal
counsel is from recognized
U.S. counsel for U.S. legal
issues recognized Russian
counsel for Russian legal
issues and recognized counsel
of any other jurisdiction for
legal issues with respect to
that jurisdiction.  The
Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities.  The Depositary
shall not be responsible for
any failure to carry out any
instructions to vote any of
the Deposited Securities or
for the manner in which any
such vote is cast or the
effect of any such vote
provided that any such action
or inaction is in good faith.
 The Depositary shall not be
liable for any acts or
omissions made by a successor
depositary whether in connec-
tion with a previous act or
omission of the Depositary or
in connection with a matter
arising wholly after the
removal or resignation of the
Depositary provided that in
connection with the issue out
of which such potential
liability arises the
Depositary performed its
obligations without negligence
or bad faith while it acted as
Depositary.  The Depositary
shall not be liable to the
Company any Owner or
Beneficial Owner of a Receipt
or any other person for the
unavailability of Deposited
Securities or for the failure
to make any distribution of
cash or property with respect
thereto as a result of i any
act or failure to act of the
Company or its agents
including the Russian Share
Registrar or their respective
directors employees agents or
affiliates ii any provision of
any present or future law or
regulation of the United
States the Russian Federation
or any other country iii any
provision of any present or
future regulation of any
governmental or regulatory
authority or stock exchange iv
any provision of any present
or future Charter of the
Company or any other
instrument of the Company
governing the Deposited
Securities v any provision of
any securities issued or
distributed by the Company or
any offering or distribution
thereof or vi any act of God
or war or other circumstance
beyond its control.  The
Company agrees to indemnify
the Depositary its Custodian
and their respective directors
employees agents and
affiliates and any Custodian
against and hold each of them
harmless from any liability or
expense including but not
limited to the expenses of
counsel which may arise out of
a any registration with the
Commission of Receipts
American Depositary Shares or
Deposited Securities or the
offer or sale thereof or out
of acts performed or omitted
in accordance with the
provisions of the Deposit
Agreement and of the Receipts
as the same may be amended
modified or supplemented from
time to time i by either the
Depositary or a Custodian or
their respective directors
employees agents and
affiliates except for any
liability or expense arising
out of the negligence or bad
faith of either of them and
except to the extent that such
liability or expense arises
out of information relating to
the Depositary or the
Custodian as applicable
furnished in writing to the
Company by the Depositary or
the Custodian as applicable
expressly for use in any
registration statement proxy
statement prospectus or
placement memorandum or
preliminary prospectus ore
preliminary placement
memorandum relating to the
Shares or omissions from such
information or ii by the
Company or any of its
directors employees agents and
affiliates or b the
unavailability of Deposited
Securities or the failure to
make any distribution of cash
or property with respect
thereto as a result of i any
act or failure to act of the
Company or its agents
including the Russian Share
Registrar or their respective
directors employees agents or
affiliates ii any provision of
any present or future Charter
of the Company or any other
instrument of the Company
governing Deposited Securities
or iii any provision of any
securities issued or
distributed by the  Company or
any offering or distribution
thereof.  No disclaimer of
liability under the Securities
Act of 1933 is intended by any
provision of the Deposit
Agreement.



            19.	RESIGNATION AND
REMOVAL OF THE DEPOSITARY
APPOINTMENT OF SUCCESSOR
CUSTODIAN.

            The Depositary may
at any time resign as
Depositary hereunder by
written notice of its election
so to do delivered to the
Company such resignation to
take effect upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  The Depositary may
at any time be removed by the
Company by written notice of
such removal effective upon
the appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so it may
appoint a substitute or
additional custodian or
custodians.

            20.	AMENDMENT.

            The form of the
Receipts and any provisions of
the Deposit Agreement may at
any time and from time to time
be amended by agreement
between the Company and the
Depositary without the consent
of Owners or Beneficial Owners
of Receipts in any respect
which they may deem necessary
or desirable.  Any amendment
which shall impose or increase
any fees or charges other than
taxes and other governmental
charges registration fees and
cable telex or facsimile
transmission costs delivery
costs or other such expenses
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts shall however not
become effective as to
outstanding Receipts until the
expiration of thirty 30 days
after notice of such amendment
shall have been given to the
Owners of outstanding
Receipts.  Every Owner of a
Receipt at the time any
amendment so becomes effective
shall be deemed by continuing
to hold such Receipt to
consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no event
shall any amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive therefor
the Deposited Securities
represented thereby except in
order to comply with mandatory
provisions of applicable law.

            21.	TERMINATION OF
DEPOSIT AGREEMENT.





            The Depositary at
any time at the direction of
the Company shall terminate
the Deposit Agreement by
mailing notice of such
termination to the Owners of
all Receipts then outstanding
at least thirty 30 days prior
to the date fixed in such
notice for such termination.
The Depositary may likewise
terminate the Deposit
Agreement by mailing notice of
such termination to the
Company and the Owners of all
Receipts then outstanding if
at any time thirty 30 days
shall have expired after the
Depositary shall have
delivered to the Company a
written notice of its election
to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and
after the date of termination
the Owner of a Receipt will
upon a surrender of such
Receipt at the Corporate Trust
Office of the Depositary and b
payment of any applicable
taxes or governmental charges
and the fees and expenses of
the Depositary including the
fee of the Depositary for the
surrender of Receipts referred
to in Article 7 hereof be
entitled to delivery to him or
upon his order of the amount
of Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt in the manner
provided in Section 2.05 of
the Deposit Agreement.  If any
Receipts shall remain
outstanding after the date of
termination the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts shall suspend the
distribution of dividends to
the Owners thereof and shall
not give any further notices
or perform any further acts
under the Deposit Agreement
except that the Depositary
shall continue to collect
dividends and other
distributions pertaining to
Deposited Securities shall
sell rights and other property
as provided in the Deposit
Agreement and shall continue
to deliver Deposited
Securities together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property in
exchange for Receipts surren-
dered to the Depositary after
deducting in each case the
fees of the Depositary for the
surrender of a Receipt any
expenses for the account of
the Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement and any applicable
taxes or governmental charges.
 At any time after the
expiration of one year from
the date of termination the
Depositary may sell the
Deposited Securities then held
under the Deposit Agreement
and may thereafter hold
uninvested the net proceeds of
any such sale together with
any other cash then held by it
thereunder unsegregated and
without liability for interest
for the pro rata benefit of
the Owners of Receipts which
have not theretofore been
surrendered such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale the Depositary shall be
discharged from all
obligations under the Deposit
Agreement except to account
for such net proceeds and
other cash after deducting in
each case the fees of the
Depositary for the surrender
of a Receipt any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement and
any applicable taxes or
governmental charges.  Upon
the termination of the Deposit
Agreement the Company shall be
discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to
indemnification charges and
expenses.

            22.	 ARBITRATION
WAIVER OF IMMUNITIES.

            The Deposit
Agreement provides that any
controversy claim or cause of
action brought by i any party
to the Deposit Agreement
against the Company or ii by
the Company against the
Depositary arising out of or
relating to the Shares or
other Deposited Securities the
American Depositary Shares the
Receipts or the Deposit
Agreement or the breach
thereof shall be settled by
arbitration in accordance with
the Rules of the London Court
of International Arbitration
and that judgment upon the
award rendered by the
arbitrators may be entered in
any court having jurisdiction
thereof provided that in the
event of any thirdparty
litigation to which the
Depositary is a party and to
which the Company may properly
be joined the Company may be
so joined in any court in
which such litigation is
proceeding and provided
further that any such
controversy claim or cause of
action that relates to or is
based upon the provisions of
the Federal securities laws of
the United States or the rules
and regulations promulgated
thereunder may but need not be
submitted to arbitration as
provided in the Deposit Agree-
ment.  The Deposit Agreement
further provides that any
controversy claim or cause of
action arising out of or
relating to the Shares or
other Deposited Securities the
American Depositary Shares the
Receipts or the Deposit
Agreement not subject to
arbitration shall be litigated
in the Federal and state
courts in the Borough of
Manhattan.  The Company has
agreed in the Deposit
Agreement to appoint an agent
in the United States for
service of process.



            To the extent that
the Company or any of its
properties assets or revenues
may have or hereafter become
entitled to or have attributed
to it any right of immunity on
the grounds of sovereignty or
otherwise from any legal
action suit or proceeding from
the giving of any relief in
any respect thereof from
setoff or counterclaim from
the jurisdiction of any court
from service of process from
attachment upon or prior to
judgment from attachment in
aid of execution or judgment
or other legal process or
proceeding for the giving of
any relief or for the enforce-
ment of any judgment in any
jurisdiction in which proceed-
ings may at any time be
commenced with respect to its
obligations liabilities or any
other matter under or arising
out of or in connection with
the Shares or Deposited
Securities the American
Depositary Shares the Receipts
or the Deposit Agreement the
Company to the fullest extent
permitted by law hereby
irrevocably and
unconditionally waives and
agrees not to plead or claim
any such immunity and consents
to such relief and
enforcement.

            23.	REGISTRATION OF
SHARES RUSSIAN SHARE REGISTRAR
SHARE REGISTER.

            (a)	The Company has
agreed in the Deposit
Agreement that it shall at any
time and from time to time

      (i)  take any and
all action as may be
necessary to assure the
accuracy and completeness
of all information set
forth in the Share
Register maintained by
the Russian Share
Registrar in respect of
the Shares or Deposited
Securities

      (ii)  provide or
cause the Russian Share
Registrar to provide to
the Depositary the
Custodian or their
respective agents
unrestricted access to
the Share Register in
such manner and upon such
terms and conditions as
the Depositary may in its
sole discretion deem
appropriate to permit the
Depositary the Custodian
or their respective
agents to regularly and
in any event not less
than monthly confirm the
number of Deposited
Securities registered in
the name of the
Depositary the Custodian
or their respective
nominees as applicable
pursuant to the terms of
the Deposit Agreement and
in connection therewith
to provide the Depositary
the Custodian or their
respective agents upon
request with a duplicate
extract from the Share
Register duly certified
by the Russian Share
Registrar or some other
evidence of verification
which the Depositary in
its sole discretion deems
sufficient

      (iii)  ensure that
the Russian Share
Registrar promptly and in
any event within 72 hours
after receipt from the
Custodian or any of its
agents of such
documentation as may be
required by applicable
law and the reasonable
and customary regulations
of the Russian Share
Registrar effects the
reregistration of
ownership of Deposited
Securities in the Share
Register in connection
with any deposit or
withdrawal of Shares or
Deposited Securities
under the Deposit
Agreement



      (iv)  permit and
cause the Russian Share
Registrar to permit the
Depositary or the
Custodian to register any
Shares or other Deposited
Securities held under the
Deposit Agreement in the
name of the Depositary
the Custodian or their
respective nominees which
may but need not be a
nonresident of the
Russian Federation and

      (v)  ensure that the
Russian Share Registrar
promptly notifies the
Depositary in writing at
the time that the Russian
Share Registrar
A eliminates the name of
a shareholder of the
Company from the Share
Register or otherwise
alters a shareholders
interest in the Companys
shares and such
shareholder alleges that
such elimination or
alteration is unlawful
B no longer will be able
materially to comply with
or has engaged in conduct
that indicates it will
not materially comply
with the provisions of
the Deposit Agreement
relating to it including
without limitation
Section 5.13 thereof
C refuses to reregister
shares of the Company in
the name of a particular
purchaser and such
purchaser or its
respective seller alleges
that such refusal is
unlawful D holds shares
of the Company for its
own account or E has
materially breached the
provisions of the Deposit
Agreement relating to it
including without
limitation Section 5.13
thereof and has failed to
cure such breach within a
reasonable time.

            b	The Company has
agreed in the Deposit Agree-
ment that it shall be solely
liable for any act or failure
to act on the part of the
Russian Share Registrar and
that the Company shall be
solely liable for the unavail-
ability of Deposited
Securities or for the failure
of the Depositary to make any
distribution of cash or
property with respect thereto
as a result of i any act or
failure to act of the Company
or its agents including the
Russian Share Registrar or
their respective directors
employees agents or affiliates
ii any provision of any
present or future Charter of
the Company or any other
instrument of the Company
governing the Deposited
Securities or iii any
provision of any securities
issued or distributed by the
Company or any offering or
distribution thereof.



            c	The Depositary
has agreed in the Deposit
Agreement for the benefit of
Owners and Beneficial Owners
that the Depositary or the
Custodian will regularly and
in any event not less than
monthly confirm the number of
Deposited Securities
registered in the name of the
Depositary the Custodian or
their respective nominees as
applicable pursuant to the
terms of the Deposit
Agreement.  The Company and
the Depositary have agreed in
the Deposit Agreement that for
purposes of the rights and
obligations under the Deposit
Agreement and this Receipt of
the parties thereto and hereto
the records of the Depositary
and the Custodian shall be
controlling for all purposes
with respect to the number of
Shares or other Deposited
Securities which should be
registered in the name of the
Depositary the Custodian or
their respective nominees as
applicable pursuant to the
terms of the Deposit
Agreement.  The Depositary has
agreed in the Deposit
Agreement that it will
instruct the Custodian to
maintain custody of all
duplicate share extracts or
other evidence of verification
provided to the Depositary the
Custodian or their respective
agents pursuant to the Deposit
Agreement.   In the event of
any material discrepancy
between the records of the
Depositary or the Custodian
and the Share Register then if
an officer of the ADR
Department of the Depositary
has actual knowledge of such
discrepancy the Depositary
will promptly notify the
Company.  In the event of any
discrepancy between the
records of the Depositary or
the Custodian and the Share
Register the Company has
agreed that whether or not it
has received any notification
from the Depositary it will
i use its best efforts to
cause the Russian Share
Registrar to reconcile its
records to the records of the
Depositary or the Custodian
and to make such corrections
or revisions in the Share
Register as may be necessary
in connection therewith and
ii to the extent the Company
is unable to so reconcile such
records promptly instruct the
Depositary to notify the
Owners of the existence of
such discrepancy.  Upon
receipt of such instruction
the Depositary will promptly
give such notification to the
Owners pursuant to
Section 4.09 of the Deposit
Agreement it being understood
that the Depositary may at any
time give such notification to
the Owners whether or not it
has received instructions from
the Company and the Depositary
will promptly cease issuing
Receipts pursuant to
Section 2.02 of the Deposit
Agreement until such time as
in the opinion of the
Depositary such records have
been appropriately reconciled.

            24.  DISCLOSURE OF
INTERESTS.



            To the extent that
provisions of or governing any
Deposited Securities including
the Companys Charter or
applicable law may require the
disclosure of beneficial or
other ownership of Deposited
Securities other Shares and
other securities to the
Company and may provide for
blocking transfer and voting
or other rights to enforce
such disclosure or limit such
ownership Owners and
Beneficial Owners are required
to comply with all such
disclosure requirements and
ownership limitations and to
cooperate with the Depositarys
compliance with Company
instructions as to Receipts in
respect of any such
enforcement or limitation.


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